                                                                   EXHIBIT 99.1

                   APARTMENT INVESTMENT AND MANAGEMENT COMPANY
                   ANNOUNCES THIRD QUARTER FINANCIAL RESULTS

            REPORTS A 21% INCREASE IN FFO, OR 6% ON A PER SHARE BASIS

        DENVER, COLORADO, November 8, 2001

        THIRD QUARTER

               Apartment Investment and Management Company (NYSE:AIV) ("Aimco") announced that its Funds From Operations ("FFO") for the third quarter of 2001 equaled $136 million or $1.30 per common share, compared to $112 million or $1.23 per common share for the third quarter of 2000, an increase of 21.4%, or 5.7% on a per share basis. This is consistent with Aimco's October 10, 2001 announcement of expected FFO of $1.30 per share.

               Aimco announced that its Adjusted Funds From Operations ("AFFO"), Aimco's measure of economic profitability, for the third quarter of 2001 equaled $121 million or $1.16 per common share, compared to $103 million or $1.12 per common share for the third quarter of 2000, an increase of 17.5%, or 3.6% on a per share basis. This is $.01 per share higher than Aimco's October 10, 2001 announcement of expected AFFO of $1.15 per share. In the second quarter, Aimco increased its quarterly capital replacement reserve from $75 to $95 per door. This change reduced AFFO by $3 million or $.03 per share in the third quarter 2001.

               Total consolidated revenues for the third quarter 2001 were $324 million, an increase of 19.6% compared to total consolidated revenues of $271 million for the same period in 2000. Consolidated revenues have increased $300 million from $24 million in the third quarter of 1996 to $324 million in the third quarter of 2001, an increase of 1250%. Compounded annual growth in consolidated revenues for the last three and five years have been 46% and 68%, respectively.

        YEAR TO DATE

               For the nine months of 2001, Funds From Operations ("FFO") equaled $399 million or $3.91 per common share, compared to $316 million or $3.53 per common share for the nine months of 2000, an increase of 26.3%, or 10.8% on a per share basis.

               For the nine months of 2001, Adjusted Funds From Operations ("AFFO"), Aimco's measure of economic profitability, equaled $357 million or $3.50 per common share, compared to $287 million or $3.20 per common share for the nine months of 2000, an increase of 24.4%, or 9.4% on a per share basis. In the second quarter, Aimco increased its quarterly capital replacement reserve from $75 to $95 per door. This change reduced AFFO by $6 million or $.06 per share for the nine months of 2001.

               Total consolidated revenues for the nine months of 2001 were $970 million; an increase of 28.7% compared to total consolidated revenues of $753 million for the same period in 2000. Consolidated revenues have increased $900 million from $70 million in the nine months of 1996 to $970 million in the nine months of 2001, an increase of 1286%. Compounded annual growth in consolidated revenues for the last three and five years have been 54% and 69%, respectively.

        COMMON STOCK DIVIDEND

               As previously disclosed, the Board of Directors declared on October 17, 2001 the regular quarterly cash dividend of $0.78 per common share for the quarter ended September 30, 2001, payable on November 9, 2001 to shareholders of record on November 2, 2001. The dividend represents a distribution of 67% of AFFO and 60% of FFO for the quarter ended September 30, 2001 and a 7.3% yield based on the closing price of Aimco's Class A Common Stock of $42.80 as of November 7, 2001.

        Earnings Conference Call

               The third quarter 2001 earnings conference call will be conducted on Friday, November 9, 2001 at 12:30 p.m. Eastern time. You may participate in the conference call by dialing 888-228-8198, or 706-634-5947 for international callers, approximately five minutes before the conference call is scheduled to begin and indicate that you wish to join the Apartment Investment and Management Company third quarter 2001 earnings conference call.

        Same Store Results

               THIRD QUARTER

                      Third quarter 2001, "same store" sales for the 645 "same
               store" apartment communities containing 176,701 units owned during both 2001 and 2000, adjusted for Aimco's ownership interest in these communities, showed a 2.8% increase in Net Operating Income, a 3.1% increase in revenues, and a 3.5% increase in operating expenses from the third quarter of 2000.

                      Weighted average physical occupancy for the 645 apartment
               communities was 93.6% for the third quarter 2001, compared to 94.7% for the comparable period of 2000. Quarter end physical occupancy was 94.5% on September 30, 2001 compared to 93.8% on June 30, 2001.

                      Average monthly rent per occupied unit was $687 at
               September 30, 2001 compared to $670 at September 30, 2000, an increase of 2.5%.

               YEAR TO DATE

                      Year to date 2001, "same store" sales for the 645 "same
               store" apartment communities containing 176,701 units owned during both 2001 and 2000, adjusted for Aimco's ownership interest in these communities, showed a 4.0% increase in Net Operating Income, a 4.2% increase in revenues, and a 4.6% increase in operating expenses from the third quarter of 2000.

                      Weighted average physical occupancy for the 645 apartment
               communities was 92.2% for year to date 2001, compared to 91.6% for the comparable period of 2000.

        Acquisitions

               Aimco purchased $28 million of limited partnership interests in 51 partnerships in the third quarter.

        Dispositions

               Aimco sold 27 apartment communities containing 4,857 units in the third quarter for a total of $156 million of which Aimco's ownership share was $70 million. For the first nine months of 2001, Aimco has sold 51 apartment communities containing 9,235 units for a total of $303 million of which Aimco's ownership share was $130 million.

               Aimco ranks its properties by location quality and sells the lowest rated properties. It is a continual process that prunes the weakest performers. In addition to upgrading asset quality, sales generate cash at an attractive cost. In 2001, unlevered free cash flow yields on apartment sales have averaged 8.8% on a trailing 12 month basis and AFFO yields have averaged 10.9%. Aimco currently has 79 conventional properties (16,146 units), 99 affordable properties (10,705 units) and 7 senior living properties (1,478 units) in the sales pipeline and anticipates sales proceeds to exceed $900 million from the sale of these properties over the next twelve to fifteen months.

        REDEVELOPMENT ACTIVITY

               As of September 30, 2001, Aimco had 9 properties (3,928 units) under redevelopment, with an estimated total investment of $371 million of which approximately $179 million remains to be spent. Aimco's share of the estimated total investment is $275 million of which approximately $117 million remains to be spent. The three largest properties currently under redevelopment include Grand Flamingo, the Village at Venezia, and Riverloft.

               GRAND FLAMINGO - Located in Miami Beach, this 1,688 unit property is composed of three phases: the South Tower, the North Tower, and the New Tower.

               1. The South Tower is composed of 561 units. Redevelopment was completed by December 31, 2000. The tower reached stabilization (90% occupied) during the first quarter of 2001 and continues to be +95% leased. Average unit rents are in excess of $1,500, which is $200 greater than originally projected.

               2. The North Tower is composed of 614 units. Redevelopment was completed on 88 of those units in October 2001, 61 of which were occupied by November 1, 2001. Redevelopment of the remaining 526 units will be completed in phases by the first quarter of 2002.

               3. The New Tower will have 513 units when completed. Completion is scheduled for the fourth quarter of 2002.

        THE VILLAGE AT VENEZIA (formerly Lincoln Place) - Aimco owns a 50% joint venture interest in this property located in Venice, California. The 795 unit property will be redeveloped in phases over the next 38 months and will add 44 units, increasing the total number of units to 839. The initial phase of 28 units was completed in October 2001 (2 leased), and the second and third phases of 59 and 187 units, respectively, are scheduled for completion in late 2002.

        RIVERLOFT - Located in Philadelphia, this historic 184 unit property is an urban redevelopment. Redevelopment commenced in the fourth quarter of 2000, and 91 units were complete as of September 30, 2001 (30 leased). The redevelopment will be completed by the end of this year, with stabilization expected in the second quarter of 2002.

        INVESTMENT MANAGEMENT ACTIVITY

               Aimco's owned and managed asset base is $12.5 billion. Aimco manages $3.3 billion of this amount as general partner ($2.6 billion) and property manager ($700 million). Aimco generates property management, asset management, refinancing, disposition, development and construction supervisory fees from these management activities.

               Third quarter 2001 free cash flow contribution from investment management activity (service business) was $25.6 million compared to $4.2 million in the third quarter 2000. The significant increase in third quarter 2001 was due to an increase in sale and financing transactions and construction management fees from redevelopments, enhancements and ICE activities. For the nine months 2001 free cash flow contribution from investment management activity (service business) was $61.1 million compared to $17.3 million for the nine months of 2000.

        FINANCING ACTIVITY

               During the third quarter, Aimco refinanced 25 mortgage loans generating $255 million of proceeds at a weighted average interest rate of 7.07%. Aimco's share of the mortgage proceeds was $207 million. The majority of these mortgage loans are conventional and self-amortizing with 20 year terms. The proceeds from the refinancings were used to pay off existing mortgage debt and to fund operating activities. Aimco deducted from income and AFFO $1.7 million in prepayment costs associated with the refinancings in the third quarter 2001. For the nine months in 2001, Aimco has deducted from income and AFFO $4.3 million in prepayment costs associated with refinancings.

               At September 30, 2001, Aimco's total mortgage debt (consolidated and pro rata share of unconsolidated) of $ 5.0 billion had a weighted average maturity of 14 years and a weighted average interest rate of 7.10%. Less than 12% or $556 million matures before 2005. 87% or $4.3 billion of Aimco's mortgage debt is fixed rate. 13% or $687 million is variable rate of which $651 million or 95% is tax exempt financing.

               During the third quarter, Aimco issued $123.5 million of 10.0% Class R cumulative preferred stock generating $118.8 million in net proceeds.

               Aimco had $109 million outstanding on its $400 million corporate line of credit at quarter end with availability of $291 million. Subsequent to the close of the quarter, Aimco completed a modification of the credit facility which (1) extends the facility term to July 31, 2004 with an extension option to July 31, 2005 and (2) reduces the LIBOR spread (beginning in August 2002) by a minimum of 20 basis points from current spreads.

        Liquidity

               In the third quarter, internal sources of cash flow, which include cash cushion (i.e., AFFO less common dividends and scheduled principal payments on debt) and net proceeds from mortgage refinancings and property sales, generated $136 million to Aimco. For the nine months ended September 2001, these internal sources contributed $436 million. Aimco expects these internal sources to provide in excess of $525 million for all of 2001. Cash requirements from Aimco's redevelopment, enhancement and initial capital expenditures ("ICE") activities are anticipated to be $76 million for the balance of 2001 and an additional estimated $130 million through completion.

        OUTLOOK

               The estimates presented are forward-looking and are based on current expectations. Given the weak economy and uncertainty as to the pace of economic recovery, it is difficult for Aimco to project what "same store" results will be during the balance of this year and next. They could recover, decline, or stay the same. For Aimco planning purposes, it is assumed that the economy will continue to be difficult but not materially worse than in the third quarter. Therefore, Aimco FFO for the fourth quarter 2001 is expected to be $1.30 or more per share. Aimco also expects that quarterly FFO will continue at that level until there is a material change in the economy. If, as many economists predict, the economy recovers in the second half of 2002, Aimco results are expected to benefit accordingly. If Gross Domestic Product growth in the second half of 2002 is positive 2%, Aimco quarterly FFO results are expected to be in the range of $1.30 to $1.50 per share and annual FFO would be in the range of $5.22 to $5.45 per share. For 2001, Aimco continues to assume $500 million in gross property acquisitions and/or partnership acquisitions and $133 million in completed redevelopments. As of the third quarter, gross property acquisitions and/or partnership acquisitions were $429 million and completed redevelopments were $133 million.

        Supplemental Information

        Please see the attached Supplemental Information as noted below:

        Consolidated Statements of Income             Supplemental Schedule I
        Balance Sheet Presentation                    Supplemental Schedule II
        FFO and AFFO                                  Supplemental Schedule III
        Free Cash Flow from Business Segments         Supplemental Schedule IV
        Free Cash Flow Narrative                      Supplemental Schedule V
        Proportionate Income Statement Presentation   Supplemental Schedule VI
        Selected Balance Sheet Information            Supplemental Schedule VII
        Summary of Redevelopment Activity             Supplemental Schedule VIII
        Quarter to Date Same Store Sales              Supplemental Schedule IX
        Year to Date Same Store Sales                 Supplemental X

               Additional disclosures will be available on the Aimco website at www.aimco.com/about/financial/3Q2001.asp as noted below.

        Apartment Unit Summary
        Proforma Income Statement
        Net Asset Value

        Forward-looking Assumptions

               This earnings release contains forward-looking statements including statements regarding 2001 and 2002 results which are subject to certain risks and uncertainties, including but not limited to; the Company's ability to maintain current occupancy, rent levels, and "same store" results. Actual results may differ materially from those described and could be affected by a variety of factors including economic conditions; changes in interest rates; terrorism; governmental regulations; competition; financing risks; variations in real estate values; the failure of acquisitions to perform in accordance with expectations; possible environmental liabilities; and other risks described in our filings with the Securities and Exchange Commission. These forward-looking statements reflect management's judgment as of this date, and we assume no obligation to revise or update them to reflect future events or circumstances.

        ABOUT AIMCO

               Aimco is a real estate investment trust with headquarters in Denver, Colorado and 18 regional operating centers, which holds a geographically diversified portfolio of apartment communities. Aimco, through its subsidiaries, operates approximately 1,600 properties, including approximately 304,000 apartment units, and serves approximately one million residents. Aimco's properties are located in 46 states, the District of Columbia and Puerto Rico. For additional information on Aimco, please visit our website at www.aimco.com, call Paul McAuliffe, Executive Vice President and Chief Financial Officer, at
        (303) 691-4339 or Katie Murphree, Vice President - Investor Relations, at (303) 691-4440, or email us at investor@aimco.com.

SUPPLEMENTAL SCHEDULE I
--------------------------------------------------------------------------------

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

CONSOLIDATED STATEMENTS OF INCOME [A]
(IN THOUSANDS, EXCEPT PER SHARE AND UNIT DATA)
(UNAUDITED)


                                                                       FOR THE THREE MONTHS          FOR THE NINE MONTHS
                                                                        ENDED SEPTEMBER 30,          ENDED SEPTEMBER 30,
                                                                     ------------------------      ------------------------
                                                                        2001          2000           2001           2000
                                                                     ---------      ---------      ---------      ---------
RENTAL PROPERTY OPERATIONS:
   Rental and other property revenues                                $ 323,801      $ 271,079      $ 969,805      $ 753,463
   Property operating expenses [b]                                    (131,522)      (107,031)      (384,366)      (302,435)
   Owned property management expense [c]                                (2,240)        (3,473)        (8,458)        (9,713)
                                                                     ---------      ---------      ---------      ---------
        Income from property operations                                190,039        160,575        576,981        441,315
                                                                     ---------      ---------      ---------      ---------
SERVICE BUSINESS:
   Management fees and other income from affiliates [b] [c]             60,717         14,430        158,715         36,865
   Management and other expenses                                       (35,147)       (10,220)       (97,637)       (19,599)
   Amortization of intangibles                                          (4,230)        (1,898)       (13,463)        (4,968)
                                                                     ---------      ---------      ---------      ---------
        Income from service business                                    21,340          2,312         47,615         12,298
                                                                     ---------      ---------      ---------      ---------

General and administrative expenses                                     (4,319)        (4,936)       (12,868)       (13,613)

Depreciation on rental property                                       (100,127)       (76,548)      (300,731)      (223,128)
Interest expense                                                       (81,639)       (67,855)      (250,022)      (190,459)
Interest and other income [d]                                           15,000         18,841         47,038         47,352
Equity in losses of unconsolidated real estate partnerships [e]         (4,861)        (8,375)       (14,068)        (4,489)
Equity in earnings (losses) of unconsolidated subsidiaries [f]              --         (1,934)            --          2,538
Minority interest in real estate partnerships                           (9,126)         2,475        (20,007)       (10,977)
                                                                     ---------      ---------      ---------      ---------
INCOME BEFORE GAIN FROM DISPOSITIONS OF PROPERTIES AND
   MINORITY INTEREST IN OPERATING PARTNERSHIP                           26,307         24,555         73,938         60,837

Gain on disposition of properties, net                                   2,847          8,902          4,403         14,234
                                                                     ---------      ---------      ---------      ---------
INCOME BEFORE MINORITY INTEREST IN OPERATING PARTNERSHIP                29,154         33,457         78,341         75,071

Minority interest in Operating Partnership                              (3,043)        (3,221)        (7,777)        (7,131)
                                                                     ---------      ---------      ---------      ---------
NET INCOME                                                           $  26,111      $  30,236      $  70,564      $  67,940
                                                                     =========      =========      =========      =========
Net income attributable to preferred stockholders                    $  24,341      $  15,728      $  65,444      $  44,843
                                                                     =========      =========      =========      =========
Net income attributable to common stockholders                       $   1,770      $  14,508      $   5,120      $  23,097
                                                                     =========      =========      =========      =========
Weighted average number of common shares outstanding                    73,114         67,715         72,150         66,641
                                                                     =========      =========      =========      =========
Weighted average number of common shares and common share
  equivalents outstanding                                               74,520         71,733         73,164         68,478
                                                                     =========      =========      =========      =========
Basic earnings per common share                                      $    0.02      $    0.21      $    0.07      $    0.35
                                                                     =========      =========      =========      =========
Diluted earnings per common share                                    $    0.02      $    0.20      $    0.07      $    0.34
                                                                     =========      =========      =========      =========

----------
[a] See Supplemental IV for Aimco's free cash flow from business segments from consolidated and unconsolidated entities

[b] In accordance with consolidation accounting principles, $5.9 million and $13.4 million of reimbursement fee income for the three and nine months ended September 30, 2001, respectively, were eliminated from the service business and the associated expense was accordingly eliminated from rental property operations

[c] In accordance with consolidation accounting principles, $2.6 million and $17.4 million of management fee income for the three and nine months ended September 30, 2001, respectively, were eliminated from the service business and the associated expense was accordingly eliminated from rental property operations

[d] In third quarter of 2001, interest and other income included $5.8 million of transactional income

[e] In third quarter of 2001, represents Aimco's share of earnings from 97,120 apartment units in which Aimco holds an equity interest

[f] Represents Aimco's share of earnings (losses) from unconsolidated service business for the three and nine months ended September 30, 2000 (as of January 1, 2001 this business is now consolidated)

SUPPLEMENTAL SCHEDULE II
--------------------------------------------------------------------------------

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

BALANCE SHEET PRESENTATION
(IN THOUSANDS)
(UNAUDITED)

                                                                                                          CONSOLIDATED
                                                                                   PROPORTIONATE              GAAP
                                                                 PROPORTIONATE        SHARE OF            BALANCE SHEET
                                                                 CONSOLIDATED      UNCONSOLIDATED             AS OF
                                                                BALANCE SHEET[a]   PARTNERSHIPS[b]      SEPTEMBER 30, 2001
                                                                ----------------   ---------------      ------------------
                           ASSETS

Real estate                                                       $    7,766,257      $      947,885      $    6,818,372
Land                                                                   1,217,657             204,650           1,013,007
Accumulated depreciation                                              (1,517,050)           (132,414)         (1,384,636)
Cash and cash equivalents                                                 69,186                  --              69,186
Restricted cash                                                          147,604                  --             147,604
Accounts receivable                                                       98,836                  --              98,836
Deferred financing costs                                                  84,428                  --              84,428
Goodwill                                                                 106,973                  --             106,973
Notes receivable from unconsolidated real estate partnerships            257,403                  --             257,403
Notes receivable from unconsolidated subsidiaries                             --                  --                  --
Investment in unconsolidated real estate partnerships                    368,199            (357,598)            725,797
Investment in unconsolidated subsidiaries                                     --                  --                  --
Other assets                                                             117,815                  --             117,815
                                                                  --------------      --------------      --------------
     TOTAL ASSETS                                                 $    8,717,308      $      662,523      $    8,054,785
                                                                  ==============      ==============      ==============

           LIABILITIES AND STOCKHOLDERS' EQUITY

Secured tax-exempt bond financing - long term                     $    1,077,155      $      113,544             963,611
Secured notes payable - long term                                      3,921,529             548,979           3,372,550
Term loan [e]                                                                 --                  --                  --
Credit facility                                                          109,000                  --             109,000
                                                                  --------------      --------------      --------------
     TOTAL INDEBTEDNESS                                                5,107,684             662,523           4,445,161

Accounts payable                                                          18,240                  --              18,240
Accrued liabilities and other                                            252,060                  --             252,060
Deferred rental income                                                     8,621                  --               8,621
Security deposits                                                         31,182                  --              31,182
Deferred taxes                                                            33,453                  --              33,453
                                                                  --------------      --------------      --------------
     TOTAL LIABILITIES                                                 5,451,240             662,523           4,788,717
                                                                  --------------      --------------      --------------

Minority interest in other partnerships                                   91,336                  --              91,336

Mandatorily redeemable convertible preferred securities                   21,347                  --              21,347

Minority interest in Operating Partnership                               401,250                  --             401,250

STOCKHOLDERS' EQUITY
   Class A Common Stock                                                      742                  --                 742
   Additional paid - in capital                                        2,200,249                  --           2,200,249
   Perpetual preferred stock                                             502,520                  --             502,520
   Convertible preferred stock                                           621,947                  --             621,947
   Distributions in excess of earnings                                  (526,989)                 --            (526,989)
   Notes due on common stock purchases                                   (46,334)                 --             (46,334)
                                                                  --------------      --------------      --------------
                                                                       2,752,135                  --           2,752,135
                                                                  --------------      --------------      --------------
        TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                $    8,717,308      $      662,523      $    8,054,785
                                                                  ==============      ==============      ==============

                                                                                                            CONSOLIDATED
                                                                     EFFECT OF         COMPARATIVE             GAAP
                                                                 PREFERRED STOCK      BALANCE SHEET        BALANCE SHEET
                                                                  SUBSIDIARIES           AS OF                AS OF
                                                                CONSOLIDATION[c]  SEPTEMBER 30, 2001[d]   DECEMBER 31, 2000
                                                                ----------------  ---------------------   -----------------
                           ASSETS
Real estate                                                       $      (25,982)     $    6,792,390      $    6,036,031
Land                                                                          --           1,013,007             976,421
Accumulated depreciation                                                   5,380          (1,379,256)           (913,263)
Cash and cash equivalents                                                (10,676)             58,510             157,115
Restricted cash                                                             (929)            146,675             126,914
Accounts receivable                                                      (68,270)             30,566               2,873
Deferred financing costs                                                      --              84,428              44,403
Goodwill                                                                 (12,125)             94,848             100,532
Notes receivable from unconsolidated real estate partnerships           (122,213)            135,190             140,860
Notes receivable from unconsolidated subsidiaries                        223,198             223,198             190,453
Investment in unconsolidated real estate partnerships                    (90,406)            635,391             676,188
Investment in unconsolidated subsidiaries                                148,462             148,462             107,781
Other assets                                                            (109,348)              8,467              53,566
                                                                  --------------      --------------      --------------
     TOTAL ASSETS                                                 $      (62,909)     $    7,991,876      $    7,699,874
                                                                  ==============      ==============      ==============

           LIABILITIES AND STOCKHOLDERS' EQUITY

Secured tax-exempt bond financing - long term                     $           --      $      963,611      $      773,033
Secured notes payable - long term                                        (18,582)          3,353,968           3,258,342
Term loan [e]                                                                 --                  --              74,040
Credit facility                                                               --             109,000             254,700
                                                                  --------------      --------------      --------------
     TOTAL INDEBTEDNESS                                                  (18,582)          4,426,579           4,360,115

Accounts payable                                                            (218)             18,022              88,818
Accrued liabilities and other                                            (11,236)            240,824             211,324
Deferred rental income                                                    (6,679)              1,942               5,611
Security deposits                                                           (407)             30,775              28,332
Deferred taxes                                                           (33,453)                 --                  --
                                                                  --------------      --------------      --------------
     TOTAL LIABILITIES                                                   (70,575)          4,718,142           4,694,200
                                                                  --------------      --------------      --------------

Minority interest in other partnerships                                    7,612              98,948             139,731

Mandatorily redeemable convertible preferred securities                       --              21,347              32,330

Minority interest in Operating Partnership                                    54             401,304             331,956

STOCKHOLDERS' EQUITY
   Class A Common Stock                                                       --                 742                 713
   Additional paid - in capital                                               --           2,200,249           2,072,208
   Perpetual preferred stock                                                  --             502,520             315,770
   Convertible preferred stock                                                --             621,947             521,947
   Distributions in excess of earnings                                        --            (526,989)           (364,679)
   Notes due on common stock purchases                                        --             (46,334)            (44,302)
                                                                  --------------      --------------      --------------
                                                                              --           2,752,135           2,501,657
                                                                  --------------      --------------      --------------
        TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                $      (62,909)     $    7,991,876      $    7,699,874
                                                                  ==============      ==============      ==============

----------
[a] Aimco's proportionate consolidated balance sheet, which includes the GAAP balance sheet as of September 30, 2001, plus the proportionate share of selected historical unconsolidated balance sheet data to include only real estate, land, accumulated depreciation and secured debt, as of September 30, 2001

[b] Total of Aimco's proportionate share of selected historical unconsolidated balance sheet data to include only real estate, land, accumulated depreciation and secured debt, as of September 30, 2001

[c] The balance sheet of the preferred stock subsidiaries, net of eliminations, as of September 30, 2001

[d] Aimco's consolidated balance sheet, not including the balance sheet of the preferred stock subsidiaries, as of September 30, 2001 (for comparative purposes to December 31, 2000)

[e] The term debt at December 31, 2000 was $137.0 million, of which $63.0 million was recorded on the books of the preferred stock subsidiaries

SUPPLEMENTAL SCHEDULE III
--------------------------------------------------------------------------------

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

FUNDS FROM OPERATIONS AND ADJUSTED FUNDS FROM OPERATIONS
(IN THOUSANDS, EXCEPT PER SHARE DATA)
(UNAUDITED)

                                                                       FOR THE THREE MONTHS           FOR THE NINE MONTHS
                                                                        ENDED SEPTEMBER 30,           ENDED SEPTEMBER 30,
                                                                     ------------------------      ------------------------
                                                                        2001          2000           2001           2000
                                                                     ---------      ---------      ---------      ---------
OPERATING ACTIVITIES:
Income before minority interest in Operating Partnership             $  29,154      $  33,457      $  78,341      $  75,071
Gain on disposition of properties                                       (2,847)        (8,902)        (4,403)       (14,234)
Income tax arising from disposition of properties                        1,207             --          1,207             --
Real estate depreciation, net of minority interests                     99,251         72,564        290,007        206,298
Real estate depreciation related to unconsolidated entities             14,898         16,672         43,765         51,235
Amortization of intangibles                                              4,230          2,084         13,463          6,171
Deferred taxes (charged) benefit                                            --           (286)            --          2,675
Preferred stock dividends and distributions                            (10,170)        (6,530)       (25,031)       (19,590)
Interest expense on mandatorily redeemable convertible
  preferred securities                                                     294          3,426          1,308          8,284
                                                                     ---------      ---------      ---------      ---------
FUNDS FROM OPERATIONS                                                $ 136,017      $ 112,485      $ 398,657      $ 315,910

Recurring capital replacements                                         (15,187)        (9,691)       (41,449)       (29,248)
                                                                     ---------      ---------      ---------      ---------
ADJUSTED FUNDS FROM OPERATIONS                                       $ 120,830      $ 102,794      $ 357,208      $ 286,662
                                                                     =========      =========      =========      =========

Weighted average common shares, common share equivalents
 and Operating
   Partnership units outstanding:
    Common share and common share equivalents                           91,996         83,441         90,191         81,201
    Operating Partnership and other units                               12,306          8,174         11,864          8,195
                                                                     ---------      ---------      ---------      ---------
                                                                       104,302         91,615        102,055         89,396
                                                                     =========      =========      =========      =========
PER COMMON SHARE:
Funds From Operations                                                $    1.30      $    1.23      $    3.91      $    3.53
Adjusted Funds From Operations                                       $    1.16      $    1.12      $    3.50      $    3.21
Dividends Declared                                                   $    0.78      $    0.70      $    2.34      $    2.10

                                                                                                      PERCENTAGE
OTHER DATA:                                     SEPTEMBER 30, 2001        SEPTEMBER 30, 2000      INCREASE (DECREASE)
-----------                                     ------------------        ------------------      -------------------

Same store:
   Weighted average physical occupancy                          93.6%                     94.7%              (1.1)%
   Average monthly rent per occupied unit                $       687                $      670                2.5%

Total portfolio:
   Weighted average physical occupancy                          92.7%                     92.3%               0.4%
   Average monthly rent per occupied unit                $       691                $      669                3.3%

SUPPLEMENTAL SCHEDULE IV
--------------------------------------------------------------------------------

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

FREE CASH FLOW FROM BUSINESS SEGMENTS
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2001
(IN THOUSANDS, EXCEPT PER SHARE AND UNIT DATA)
(UNAUDITED)

                                                                 CONSOLIDATED       UNCONSOLIDATED       TOTAL            %
                                                                --------------      --------------     ---------      ---------
REAL ESTATE

    Conventional
        Average monthly rent greater than $1000 per unit
          (9,374 equivalent units)                              $       19,700      $        3,319     $  23,019           10.7%
        Average monthly rent $900 to $1000 per unit
          (8,684 equivalent units)                                      18,670                 782        19,452            9.0%
        Average monthly rent $800 to $900 per unit
          (13,050 equivalent units)                                     23,511                 993        24,504           11.4%
        Average monthly rent $700 to $800 per unit
           (20,353 equivalent units)                                    24,125               2,814        26,939           12.5%
        Average monthly rent $600 to $700 per unit
           (34,280 equivalent units)                                    37,844               3,589        41,433           19.2%
        Average monthly rent $500 to $600 per unit
          (41,919 equivalent units)                                     32,406               3,105        35,511           16.4%
        Average monthly rent less than $500 per unit
          (20,634 equivalent units)                                     10,174                 523        10,697            5.0%
                                                                --------------      --------------     ---------      ---------
               Subtotal conventional real estate
                 contribution to Free Cash Flow                        166,430              15,125       181,555           84.2%

    Affordable (12,515 equivalent units)                                 3,184               6,452         9,636            4.5%
    College housing (average rent of $545 per month)
      (2,947 equivalent units)                                           2,600                  35         2,635            1.2%
    Other real estate                                                    4,838                 142         4,980            2.3%
    Minority interest                                                  (19,170)                 --       (19,170)          (9.0)%
                                                                --------------      --------------     ---------      ---------

        TOTAL REAL ESTATE CONTRIBUTION TO FREE CASH FLOW               157,882              21,754       179,636           83.2%

SERVICE BUSINESS

    Management contracts (property and asset management)
        Controlled properties                                           10,694                  --        10,694            4.9%
        Third party with terms in excess of one year                       400                  --           400            0.2%
        Third party cancelable in 30 days                                  869                  --           869            0.4%
                                                                --------------      --------------     ---------      ---------

               Service business contribution to free cash
                 flow before fees                                       11,963                  --        11,963            5.5%

    Activity based fees                                                 13,607                  --        13,607            6.3%
                                                                --------------      --------------     ---------      ---------

        TOTAL SERVICE BUSINESS CONTRIBUTION TO FREE CASH FLOW           25,570                  --        25,570           11.8%

INTEREST INCOME
    General partner loan interest                                        8,051                  --         8,051            3.7%
    Transactional income                                                 5,831                  --         5,831            2.7%
    Money market and interest bearing accounts                           1,118                  --         1,118            0.5%
                                                                --------------      --------------     ---------      ---------

        TOTAL INTEREST INCOME CONTRIBUTION TO FREE CASH FLOW            15,000                  --        15,000            6.9%

General and administrative expense                                      (4,319)                 --        (4,319)          (1.9)%
                                                                --------------      --------------     ---------      ---------

FREE CASH FLOW                                                         194,133              21,754       215,887          100.0%

--------------------------------------------------------------------------------

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

FREE CASH FLOW FROM BUSINESS SEGMENTS
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2001
(IN THOUSANDS, EXCEPT PER SHARE DATA)
(UNAUDITED)

                                                                                             BASIC                     DILUTED
                                                                           -----------------------------------------   ---------
                                                                           CONSOLIDATED   UNCONSOLIDATED     TOTAL       TOTAL
                                                                           ------------   --------------   ---------   ---------
FREE CASH FLOW                                                                 194,133         21,754        215,887     215,887

COST OF SENIOR CAPITAL
     Interest expense:
             Secured debt
                    Long-term, fixed rate                                      (69,000)       (12,339)       (81,339)    (81,339)
                    Long-term, variable rate                                    (7,958)        (1,576)        (9,534)     (9,534)
                    Short-term                                                  (2,251)            (2)        (2,253)     (2,253)
             Lines of credit and other unsecured debt                           (4,204)            --         (4,204)     (4,204)
             Interest expense on convertible preferred securities                 (294)            --           (294)         --
             Interest capitalized                                                2,068             --          2,068       2,068
                                                                             ---------      ---------      ---------   ---------
                    Total interest expense before minority interest            (81,639)       (13,917)       (95,556)    (95,262)
             Minority interest share of interest expense                         9,844             --          9,844       9,844
                                                                             ---------      ---------      ---------   ---------
                    Total interest expense after minority interest             (71,795)       (13,917)       (85,712)    (85,418)

     Distributions on preferred OP units                                        (2,758)            --         (2,758)
     Distributions on preferred securities owned by minority interest             (678)                         (678)
     Distributions on preferred stock                                          (24,341)            --        (24,341)    (10,848)
                                                                             ---------      ---------      ---------   ---------
         Total distributions on preferred OP units and securities              (27,777)            --        (27,777)    (10,848)

     Non-structural depreciation, net of capital replacements                   (1,105)          (278)        (1,383)     (1,383)
     Amortization of intangibles                                                (4,230)            --         (4,230)     (4,230)
     Gain on disposition of properties                                           2,847             --          2,847       2,847
                                                                             ---------      ---------      ---------   ---------

             EARNINGS BEFORE STRUCTURAL DEPRECIATION                            92,073          7,559         99,632     116,855

     Structural depreciation, net of minority interest in other entities       (85,157)       (12,420)       (97,577)    (97,577)
     Interest expense on convertible preferred securities                           --             --             --        (294)
     Dividends on preferred securities                                              --             --             --     (16,929)
                                                                             ---------      ---------      ---------   ---------

             NET INCOME (LOSS) ATTRIBUTABLE TO OP UNIT AND STOCKHOLDERS          6,916         (4,861)         2,055       2,055

     Gain on disposition of properties                                          (2,847)            --         (2,847)     (2,847)
     Income tax arising from disposition of properties                           1,207             --          1,207       1,207
     Structural depreciation, net of minority interest in other entities        85,157         12,420         97,577      97,577
     Non-structural depreciation, net of minority interest in other entities    14,094          2,478         16,572      16,572
     Amortization of intangibles                                                 4,230             --          4,230       4,230
     Interest expense on convertible preferred securities                           --             --             --         294
     Dividends on preferred securities                                              --             --             --      16,929
                                                                             ---------      ---------      ---------   ---------
             FUNDS FROM OPERATIONS                                             108,757         10,037        118,794     136,017

     Capital replacement reserve                                               (12,987)        (2,200)       (15,187)    (15,187)
                                                                             ---------      ---------      ---------   ---------
             ADJUSTED FUNDS FROM OPERATIONS                                  $  95,770      $   7,837      $ 103,607   $ 120,830
                                                                             =========      =========      =========   =========

                                                                                  ---------------------------------------
                                                                                  EARNINGS        SHARES        PER SHARE
                                                                                  ---------      ---------      ---------
     EBSD
         Basic                                                                    $ 99,632         85,420
         Diluted                                                                   116,855        104,302
     Net Income
         Basic                                                                       2,055         85,420        $   0.02
         Diluted                                                                     2,055         86,826        $   0.02
     FFO
         Basic                                                                     118,794         85,420
         Diluted                                                                   136,017        104,302
     AFFO
         Basic                                                                     103,607         85,420
         Diluted                                                                   120,830        104,302

SUPPLEMENTAL SCHEDULE V
--------------------------------------------------------------------------------

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

FREE CASH FLOW FROM BUSINESS SEGMENTS NARRATIVE
(IN THOUSANDS)
(UNAUDITED)


        Free Cash Flow, Earnings Before Structural Depreciation, Funds From Operations, and Adjusted Funds From Operations are measurement standards used by the Company's management. These should not be considered alternatives to net income or cash flow from operating activities as determined in accordance with GAAP as an indication of the Company's performance or as a measure of liquidity.

        - "Free Cash Flow" ("FCF") is defined by the Company as net operating income minus the capital spending required to maintain the related assets. It measures profitability prior to the cost of capital.

        - "Earnings Before Structural Depreciation" ("EBSD") is defined by the Company as net income, determined in accordance with GAAP, plus "Structural Depreciation," i.e. depreciation of buildings and land improvements whose useful lives exceed 20 years.

        - "Funds From Operations" ("FFO") is defined by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT") as net income (loss), computed in accordance with GAAP, excluding gains and losses from debt restructuring and sales of property, plus real estate related depreciation and amortization (excluding amortization of financing costs), and after adjustment for unconsolidated partnerships and joint ventures. The Company calculates FFO (diluted) based on the NAREIT definition, as further adjusted for minority interest in the Aimco Operating Partnership, amortization of intangibles, interest expense on mandatorily redeemable convertible preferred securities, the non-cash deferred portion of the income tax provision and less the payment of dividends on perpetual and non-dilutive convertible preferred stock. There can be no assurance that the Company's basis for computing FFO is comparable with that of other real estate investment trusts.

        - "Adjusted Funds From Operations" ("AFFO") is defined by the Company as FFO less a charge for capital replacements equal to at least $380 per apartment unit.

RECONCILIATION OF FCF, EBSD, FFO AND AFFO TO NET INCOME:

                                                                         FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2001
                                                                     ------------------------------------------------------
                                                                       FCF            EBSD           FFO            AFFO
                                                                     ---------      ---------      ---------      ---------
Amount per Free Cash Flow Schedule                                   $ 215,887      $  99,632      $ 118,794      $ 103,607
Total interest expense after minority interest                         (85,712)            --             --             --
Dividends on preferred securities owned by minority interest              (676)            --             --             --
Dividends on preferred OP Units                                             --          2,758          2,758          2,758
Dividends on preferred stock                                                --         24,341         24,341         24,341
Structural depreciation, net of minority interest                      (97,577)       (97,577)       (97,577)       (97,577)
Non-structural depreciation, net of minority interest                  (16,572)            --        (16,572)       (16,572)
Capital replacements                                                    15,187             --             --         15,187
Amortization of intangibles                                             (4,230)            --         (4,230)        (4,230)
Income tax arising from disposition of properties                           --             --         (1,207)        (1,207)
Gain on disposition of properties                                        2,847             --          2,847          2,847
Minority interest in Operating Partnership                              (3,043)        (3,043)        (3,043)        (3,043)
                                                                     ---------      ---------      ---------      ---------
Net Income                                                           $  26,111      $  26,111      $  26,111      $  26,111
                                                                     =========      =========      =========      =========

SUPPLEMENTAL SCHEDULE VI
--------------------------------------------------------------------------------

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

PROPORTIONATE INCOME STATEMENT PRESENTATION (INCLUDING PROPORTIONATE
  CONSOLIDATED INCOME STATEMENT)
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2001
(IN THOUSANDS, EXCEPT PER SHARE DATA)
(UNAUDITED)

                                                                           PROPORTIONATE
                                                            AIMCO             SHARE OF          PROPORTIONATE
                                                         GAAP INCOME       UNCONSOLIDATED       CONSOLIDATED
                                                         STATEMENT[a]      PARTNERSHIPS[b]   INCOME STATEMENT[c]
                                                        --------------     ---------------   -------------------
RENTAL PROPERTY OPERATIONS:
   Rental and other property revenues                   $      323,801     $       47,376      $      371,177
   Property operating expenses                                (131,522)           (20,730)           (152,252)
   Owned property management expense                            (2,240)            (2,692)             (4,932)
   Minority interest                                                --                 --                  --
                                                        --------------     --------------      --------------
        Income from property operations                        190,039             23,954             213,993

SERVICE BUSINESS:
   Management fees and other income from
     affiliates                                                 60,717                 --              60,717
   Management and other expenses                               (35,147)                --             (35,147)
   Amortization of intangibles                                  (4,230)                --              (4,230)
                                                        --------------     --------------      --------------
        Income from service business                            21,340                 --              21,340

General and administrative expenses                             (4,319)                --              (4,319)

Depreciation on rental property                               (100,127)           (14,898)           (115,025)
Interest expense                                               (81,639)           (13,917)            (95,556)
Interest and other income                                       15,000                 --              15,000
Equity in losses of unconsolidated real
   estate partnerships                                          (4,861)             4,861                  --
Minority interest in real estate partnerships                   (9,126)                --              (9,126)
Amortization of intangibles                                         --                 --                  --
                                                        --------------     --------------      --------------
INCOME BEFORE GAIN FROM DISPOSITION OF
   PROPERTIES AND MINORITY INTEREST IN
   OPERATING PARTNERSHIP                                        26,307                 --              26,307

Gain on disposition of properties, net                           2,847                 --               2,847
                                                        --------------     --------------      --------------
INCOME BEFORE MINORITY INTEREST IN
   OPERATING PARTNERSHIP                                        29,154                 --              29,154

Minority interest in Operating Partnership,
   preferred                                                    (2,758)                --              (2,758)
Minority interest in Operating Partnership,
   common                                                         (285)                --                (285)
                                                        --------------     --------------      --------------
NET INCOME                                              $       26,111     $           --      $       26,111

Net income attributable to preferred stockholders       $       24,341                         $       24,341
                                                        ==============                         ==============
Net income attributable to common stockholders          $        1,770                         $        1,770
                                                        ==============                         ==============
Basic earnings per common share                         $         0.02                         $         0.02
                                                        ==============                         ==============
Diluted earnings per common share                       $         0.02                         $         0.02
                                                        ==============                         ==============
Weighted average number of common shares outstanding            73,114
Weighted average number of common shares
  and common share equivalents outstanding                      74,520

Dividends paid per common share                         $         0.78

                                                            RECONCILIATION TO FREE CASH FLOW FROM BUSINESS SEGMENTS[d]
                                                        ------------------------------------------------------------------
                                                        AMORTIZATION OF        MINORITY          CAPITAL         FREE CASH
                                                         INTANGIBLES          INTEREST         REPLACEMENTS        FLOW
                                                        ---------------    --------------     --------------     ---------
RENTAL PROPERTY OPERATIONS:
   Rental and other property revenues                   $           --     $           --     $           --     $ 371,177
   Property operating expenses                                      --                 --            (15,187)     (167,439)
   Owned property management expense                                --                 --                 --        (4,932)
   Minority interest                                                --            (19,170)                --       (19,170)
                                                        --------------     --------------     --------------     ---------
        Income from property operations                             --            (19,170)           (15,187)      179,636

SERVICE BUSINESS:
   Management fees and other income from
     affiliates                                                     --                 --                 --        60,717
   Management and other expenses                                    --                 --                 --       (35,147)
   Amortization of intangibles                                   4,230                 --                 --            --
                                                        --------------     --------------     --------------     ---------
        Income from service business                             4,230                 --                 --        25,570

General and administrative expenses                                 --                 --                 --        (4,319)

Depreciation on rental property                                     --                878             15,187       (98,960)
Interest expense                                                    --              9,844                 --       (85,712)
Interest and other income                                           --                 --                 --        15,000
Equity in losses of unconsolidated real
   estate partnerships                                              --                 --                 --            --
Minority interest in real estate partnerships                       --              8,448                 --          (678)
Amortization of intangibles                                     (4,230)                --                 --        (4,230)
                                                        --------------     --------------     --------------     ---------
INCOME BEFORE GAIN FROM DISPOSITION OF
   PROPERTIES AND MINORITY INTEREST IN
   OPERATING PARTNERSHIP                                            --                 --                 --        26,307

Gain on disposition of properties, net                              --                 --                 --         2,847
                                                        --------------     --------------     --------------     ---------
INCOME BEFORE MINORITY INTEREST IN
   OPERATING PARTNERSHIP                                            --                 --                 --        29,154

Minority interest in Operating Partnership,
   preferred                                                        --                 --                 --            --
Minority interest in Operating Partnership,
   common                                                           --                 --                 --            --
                                                        --------------     --------------     --------------     ---------
NET INCOME                                              $           --     $           --     $           --     $  29,154

Net income attributable to preferred stockholders                                                                $  27,099
                                                                                                                 =========
Net income attributable to common stockholders                                                                   $   2,055
                                                                                                                 =========
Basic earnings per common share                                                                                  $    0.02
                                                                                                                 =========

Diluted earnings per common share                                                                                $    0.02
                                                                                                                 =========
Weighted average number of common shares outstanding
Weighted average number of common shares
  and common share equivalents outstanding

Dividends paid per common share

----------
[a]     Aimco's consolidated statement of income on a GAAP basis

[b]     Aimco's proportionate share of unconsolidated real estate partnerships

[c] Total of Aimco's proportionate share of unconsolidated real estate partnerships and consolidated operations

[d] Reconciliation of the proportionate consolidated income statement to the Free Cash Flow From Business Segments (Supplemental IV)

SUPPLEMENTAL SCHEDULE VII
--------------------------------------------------------------------------------

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

SELECTED BALANCE SHEET INFORMATION
AS OF SEPTEMBER 30, 2001
(IN THOUSANDS)
(UNAUDITED)

PROPERTY DEBT:

      Consolidated vs. Unconsolidated:

                                                                   Weighted Average
                                                     Amount              Rate
                                                  ------------     ----------------
Consolidated
     Fixed                                        $  3,736,648              7.46%
     Variable                                          599,513              5.03%
                                                  ------------      ------------
     Sub-Total Consolidated                          4,336,161              7.24%

Unconsolidated
     Fixed                                             574,810              7.25%
     Variable                                           87,713              4.95%
                                                  ------------      ------------
     Sub-Total Unconsolidated                          662,523

Total Mortgage Debt (Consolidated and Pro
Rata Share Unconsolidated)                        $  4,998,684              7.10%
                                                  ------------      ============

     Minority Interest                                (482,390)
                                                  ------------
Aimco's Share of Mortgage Debt                    $  4,516,295
                                                  ============

ACQUISITIONS FOR THE QUARTER ENDED
  September 30, 2001:

          Limited Partner Equity Interests        $     28,000

COMMON SHARES OUTSTANDING AS OF
   SEPTEMBER 30, 2001:

            Common stock                                74,225
            OP and other units                          12,376
                                                  ------------
                                                        86,601
                                                  ============

PREFERRED STOCK:

                                                                Amount                  Coupon
                                                              ----------               --------
            PERPETUAL:
            Class C                                           $  60,000                  9.00%
            Class D                                             105,000                  8.75%
            Class G                                             101,250                  9.38%
            Class H                                              50,000                  9.50%
            Class Q                                              63,250                 10.10%
            Class R                                             123,500                 10.00%
                                                              ---------
            Total                                             $ 503,000
                                                              =========
            CONVERTIBLE:
            Class B                                            $ 41,947                 10.25%
            Class K                                             125,000                  8.00%
            Class L                                             125,000                  8.10%
            Class M                                              30,000                  8.50%
            Class N                                             100,000                  9.00%
            Class O                                             100,000                  9.00%
            Class P                                             100,000                  9.00%
                                                              ---------
                                                                621,947

            Class B Partnership Preferred OP Units               35,000                  7.75%
            Preferred OP Units                                  124,835                  8.83%
            TOPRs                                                21,347                  6.50%
                                                              ---------
            Total                                             $ 803,129
                                                              =========

SUPPLEMENTAL SCHEDULE VIII
--------------------------------------------------------------------------------

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

SUMMARY OF REDEVELOPMENT ACTIVITY
AS OF SEPTEMBER 30, 2001
(IN MILLIONS, EXCEPT UNIT DATA)
(VALUES ARE NOT ADJUSTED FOR AIMCO'S OWNERSHIP)
(UNAUDITED)

                                                                        ----------------------------------------
                                                                                    Cost in Millions
                                         Ownership    Number            ----------------------------------------
                                             %       Of Units   Notes   Market Value (1)  Redevelopment    Total
                                         ---------   --------   -----   ----------------  -------------    -----

Grand Flamingo         Miami Beach, FL      77%       1,688                $ 61.9            $ 171.1       $233.0

Village at Venezia       Venice, CA         50%         839       2        $118.0            $  87.1       $205.1

Meadow Creek             Boulder, CO       100%         332                $ 16.8            $  13.9       $ 30.7

Village Brooke II      Cincinnati, OH     48.5%         290       3        $  2.8            $  24.1       $ 26.9

Ashford Plantation       Atlanta, GA       100%         214                $  8.6            $   8.9       $ 17.5

Wyntre Brook          West Chester, PA     100%         212                $  7.0            $   6.1       $ 13.1

Riverloft             Philadelphia, PA     100%         184                $ 11.2            $  24.3       $ 35.5

Stonebrook II            Sanford, FL       100%         112                $  0.5            $   6.8       $  7.3

Calhoun Beach Club     Minneapolis, MN     100%          57       4        $ 79.5            $  28.4       $107.9
                                                    -------                ------            -------       ------
                            Total                     3,928                $306.3            $ 370.7       $677.0
                                                    =======                ======            =======       ======

                                          ------------------------------------------------   -----------------------------------
                                                                   Schedule                           Number of Units
                                          ------------------------------------------------   -----------------------------------
                                          Acquisition    Start    Complete   Stabilization   Completed   Leased   Out of Service
                                          -----------   -------   --------   -------------   ---------   ------   --------------

Grand Flamingo         Miami Beach, FL      Q3 1997     Q3 1997    Q4 2002      Q2 2003           561       530       1,127

Village at Venezia       Venice, CA         Q2 2001     Q4 2000    Q2 2004      Q1 2005            28         2          82

Meadow Creek             Boulder, CO        Q3 1994     Q3 1999    Q4 2001      Q1 2002           289       230          43

Village Brooke II      Cincinnati, OH       Q4 1994     Q3 2001    Q1 2003      Q2 2003             0         0         290

Ashford Plantation       Atlanta, GA        Q4 1994     Q2 2001    Q3 2002      Q2 2003             0         0         160

Wyntre Brook          West Chester, PA      Q1 1995     Q2 2001    Q1 2002      Q2 2002            56        40         104

Riverloft             Philadelphia, PA      Q4 1994     Q4 2000    Q4 2001      Q2 2002            91        30          93

Stonebrook II            Sanford, FL        Q2 1999     Q1 2001    Q4 2001      Q4 2001             0         0         112

Calhoun Beach Club     Minneapolis, MN      Q4 1998     Q3 2001    Q4 2002      Q4 2002             0         0          57
                                                                                             --------    ------     -------
                            Total                                                               1,025       832       2,068
                                                                                             ========    ======     =======

Notes

1 - Approximate value at start of redevelopment

2 - Previously called Lincoln Place, units reported include 44 new units to be constructed

3 - Redevelopment due to complete destruction by tornado

4 - Property had 351 units before redevelopment, 76 of the units will be redeveloped into 57 larger units and commercial/space improvements will be made

SUPPLEMENTAL SCHEDULE IX

APARTMENT INVESTMENT AND MANAGEMENT COMPANY
SAME STORE SALES
THIRD QUARTER 2001 VERSUS THIRD QUARTER 2000

                                                                           SEP 2001 QTD               SEP 2000 QTD
                                                                      -------------------------  -------------------------
                                          SITES   UNITS       OWN       REV      EXP       NOI     REV      EXP      NOI
                                          -----   -----     -------   -------  -------  -------  -------  -------  -------
Northeast
    Washington                                24   11,555      72.9%   24,606    7,496   17,110   22,600    7,105   15,495
    Baltimore                                  8    1,620      70.3%    3,065      904    2,161    2,838      930    1,908
    Philadelphia                               6    3,436      88.8%    9,988    3,525    6,463    9,649    3,289    6,360
    Middlesex-Somerset-Hunterdon               5    1,960      64.0%    3,681    1,088    2,593    3,342    1,020    2,322
    Hartford                                   2      650     100.0%    1,791      484    1,307    1,753      497    1,256

    Other Markets (7)                          8    2,080      51.3%    2,439      811    1,628    2,260      771    1,489
                                         -------  -------   -------   -------  -------  -------  -------  -------  -------
                                              53   21,301      73.2%   45,570   14,308   31,262   42,442   13,612   28,830

Southeast
    Atlanta                                   25    6,506      73.7%   10,130    4,195    5,935   10,350    4,146    6,204
    Norfolk-Virginia Beach-Newport News       13    3,548      82.9%    6,192    2,242    3,950    5,694    2,161    3,533
    Raleigh-Durham-Chapel Hill                11    3,022      93.6%    4,317    1,658    2,659    4,159    1,671    2,488
    Nashville                                 11    3,750      71.6%    4,994    1,912    3,082    4,980    1,836    3,144
    Charlotte-Gastonia-Rock Hill              11    2,336      74.1%    3,000    1,250    1,750    2,975    1,184    1,791
    Montgomery, AL                             9    2,338      65.3%    1,995      772    1,223    2,053      732    1,321
    Columbia                                   7    1,670      68.3%    2,146      849    1,297    2,036      827    1,209

    Other Markets (20)                        52   11,217      66.2%   13,347    5,171    8,176   13,000    5,046    7,954
                                         -------  -------   -------   -------  -------  -------  -------  -------  -------
                                             139   34,387      72.9%   46,121   18,049   28,072   45,247   17,603   27,644

Florida
    Tampa-St. Petersburg-Clearwater           22    5,933      76.9%    8,104    3,498    4,606    8,236    3,329    4,907
    Orlando                                   18    5,161      77.8%    7,816    3,114    4,702    7,770    3,052    4,718
    Miami                                      9    3,235      82.2%    7,178    2,876    4,302    6,919    2,734    4,185
    Jacksonville                               7    2,718      76.7%    4,101    1,709    2,392    3,779    1,694    2,085
    West Palm Beach-Boca Raton                 6    1,727     100.0%    3,859    1,538    2,321    3,743    1,623    2,120
    FortLauderdale                             6    1,658      86.7%    3,438    1,439    1,999    3,241    1,427    1,814

    Other Markets (6)                         17    3,859      86.3%    6,335    2,590    3,745    6,105    2,477    3,628
                                         -------  -------   -------   -------  -------  -------  -------  -------  -------
                                              85   24,291      81.6%   40,831   16,764   24,067   39,793   16,336   23,457

Midwest
    Indianapolis                              29    9,122      77.4%   12,000    5,608    6,392   11,544    5,242    6,302
    Chicago                                   20    5,975      88.1%   16,087    5,966   10,121   15,891    5,765   10,126
    Lansing-East Lansing                       9    2,118      82.6%    3,704    1,334    2,370    3,495    1,356    2,139
    Cincinnati                                 9    2,173      82.8%    4,012    1,601    2,411    3,850    1,467    2,383
    Columbus                                   9    2,080      60.1%    2,196      880    1,316    2,215      859    1,356
    Grand Rapids-Muskegon-Holland              4    2,675     100.0%    4,814    2,183    2,631    4,869    2,081    2,788
    Fort Wayne                                 3    2,347      96.6%    4,247    1,663    2,584    4,540    1,613    2,927

    Other Markets (24)                        57   13,676      59.6%   14,449    6,456    7,993   14,529    6,230    8,299
                                         -------  -------   -------   -------  -------  -------  -------  -------  -------
                                             140   40,166      75.2%   61,509   25,691   35,818   60,933   24,613   36,320

Texas
    Houston                                   38   10,263      88.8%   16,140    7,143    8,997   15,446    6,739    8,707
    Dallas                                    21    5,700      64.4%    7,117    3,107    4,010    6,955    2,930    4,025
    San Antonio                               15    3,384     100.0%    4,953    2,508    2,445    4,949    2,486    2,463
    Fort Worth-Arlington                      11    2,269      65.2%    2,609    1,214    1,395    2,491    1,137    1,354
    Austin-San Marcos                          9    1,746      83.8%    3,010    1,222    1,788    3,067    1,192    1,875

    Other Markets (11)                        28    6,127      82.2%    7,584    3,797    3,787    7,299    3,515    3,784
                                         -------  -------   -------   -------  -------  -------  -------  -------  -------
                                             122   29,489      81.9%   41,413   18,991   22,422   40,207   17,999   22,208

West
    Phoenix-Mesa                              32    8,089      90.4%   13,119    4,877    8,242   12,923    4,957    7,966
    Denver                                    10    2,602      70.0%    4,458    1,295    3,163    4,447    1,325    3,122
    Salt Lake City-Ogden                       6    2,115      74.2%    2,903      981    1,922    2,860      920    1,940
    Tucson                                     6    1,866     100.0%    2,853    1,118    1,735    2,845    1,080    1,765
    Las Vegas                                  4    1,253      86.0%    1,878      745    1,133    1,770      706    1,064

    Other Markets (8)                         22    3,903      66.5%    5,465    1,746    3,719    5,244    1,652    3,592
                                         -------  -------   -------   -------  -------  -------  -------  -------  -------
                                              80   19,828      81.9%   30,676   10,762   19,914   30,089   10,640   19,449

California
    Riverside-San Bernardino                   7    1,154      93.9%    1,995      678    1,317    1,810      626    1,184
    San Diego                                  6    1,737      84.3%    3,938    1,183    2,755    3,589    1,159    2,430
    Los Angeles-Long Beach                     4    1,683      24.4%    1,455      361    1,094    1,437      375    1,062
    Oakland                                    4      935      55.6%    1,485      430    1,055    1,334      418      916
    Orange County                              2      824      91.1%    2,087      472    1,615    1,951      623    1,328

    Other Markets (2)                          3      906      28.6%    1,103      245      858    1,032      244      788
                                         -------  -------   -------   -------  -------  -------  -------  -------  -------
                                              26    7,239      62.0%   12,063    3,369    8,694   11,153    3,445    7,708
                                         -------  -------   -------   -------  -------  -------  -------  -------  -------
Same Store Sales (118)                       645  176,701      76.7%  278,183  107,934  170,249  269,864  104,248  165,616
                                         =======  =======   =======   =======  =======  =======  =======  =======  =======

                                                     CHANGE: SEP 2001 QTD LESS SEP 2000 QTD
                                               ---------------------------------------------------
                                                       REV               EXP               NOI
                                               -----------------  ----------------  --------------
                                                AMOUNT      PCT    AMOUNT     PCT    AMOUNT    PCT
                                               -------     -----  -------    -----  -------   ----
Northeast
    Washington                                   2,006       8.9%     391      5.5%   1,615   10.4%
    Baltimore                                      227       8.0%     (26)    (2.8)%    253   13.3%
    Philadelphia                                   339       3.5%     236      7.2%     103    1.6%
    Middlesex-Somerset-Hunterdon                   339      10.1%      68      6.7%     271   11.7%
    Hartford                                        38       2.2%     (13)    (2.6)%     51    4.1%

    Other Markets (7)                              179       7.9%      40      5.2%     139    9.3%
                                               -------      ----  -------    -----  -------   ----
                                                 3,128       7.4%     696      5.1%   2,432    8.4%

Southeast
    Atlanta                                       (220)     (2.1)%     49      1.2%    (269)  (4.3)%
    Norfolk-Virginia Beach-Newport News            498       8.7%      81      3.7%     417   11.8%
    Raleigh-Durham-Chapel Hill                     158       3.8%     (13)    (0.8)%    171    6.9%
    Nashville                                       14       0.3%      76      4.1%     (62)  (2.0)%
    Charlotte-Gastonia-Rock Hill                    25       0.8%      66      5.6%     (41)  (2.3)%
    Montgomery, AL                                 (58)     (2.8)%     40      5.5%     (98)  (7.4)%
    Columbia                                       110       5.4%      22      2.7%      88    7.3%

    Other Markets (20)                             347       2.7%     125      2.5%     222    2.8%
                                               -------      ----  -------    -----  -------   ----
                                                   874       1.9%     446      2.5%     428    1.5%

Florida
    Tampa-St. Petersburg-Clearwater               (132)     (1.6)%    169      5.1%    (301)  (6.1)%
    Orlando                                         46       0.6%      62      2.0%     (16)  (0.3)%
    Miami                                          259       3.7%     142      5.2%     117    2.8%
    Jacksonville                                   322       8.5%      15      0.9%     307   14.7%
    West Palm Beach-Boca Raton                     116       3.1%     (85)    (5.2)%    201    9.5%
    FortLauderdale                                 197       6.1%      12      0.8%     185   10.2%

    Other Markets (6)                              230       3.8%     113      4.6%     117    3.2%
                                               -------      ----  -------    -----  -------   ----
                                                 1,038       2.6%     428      2.6%     610    2.6%

Midwest
    Indianapolis                                   456       4.0%     366      7.0%      90    1.4%
    Chicago                                        196       1.2%     201      3.5%      (5)   0.0%
    Lansing-East Lansing                           209       6.0%     (22)    (1.6)%    231   10.8%
    Cincinnati                                     162       4.2%     134      9.1%      28    1.2%
    Columbus                                       (19)     (0.9)%     21      2.4%     (40)  (2.9)%
    Grand Rapids-Muskegon-Holland                  (55)     (1.1)%    102      4.9%    (157)  (5.6)%
    Fort Wayne                                    (293)     (6.5)%     50      3.1%    (343) (11.7)%

    Other Markets (24)                             (80)     (0.6)%    226      3.6%    (306)  (3.7)%
                                               -------      ----  -------    -----  -------   ----
                                                   576       0.9%   1,078      4.4%    (502)  (1.4)%

Texas
    Houston                                        694       4.5%     404      6.0%     290    3.3%
    Dallas                                         162       2.3%     177      6.0%     (15)  (0.4)%
    San Antonio                                      4       0.1%      22      0.9%     (18)  (0.7)%
    Fort Worth-Arlington                           118       4.7%      77      6.8%      41    3.0%
    Austin-San Marcos                              (57)     (1.9)%     30      2.5%     (87)  (4.6)%

    Other Markets (11)                             285       3.9%     282      8.0%       3    0.1%
                                               -------      ----  -------    -----  -------   ----
                                                 1,206       3.0%     992      5.5%     214    1.0%

West
    Phoenix-Mesa                                   196       1.5%     (80)    (1.6)%    276    3.5%
    Denver                                          11       0.2%     (30)    (2.3)%     41    1.3%
    Salt Lake City-Ogden                            43       1.5%      61      6.6%     (18)  (0.9)%
    Tucson                                           8       0.3%      38      3.5%     (30)  (1.7)%
    Las Vegas                                      108       6.1%      39      5.5%      69    6.5%

    Other Markets (8)                              221       4.2%      94      5.7%     127    3.5%
                                               -------      ----  -------    -----  -------   ----
                                                   587       2.0%     122      1.1%     465    2.4%

California
    Riverside-San Bernardino                       185      10.2%      52      8.3%     133   11.2%
    San Diego                                      349       9.7%      24      2.1%     325   13.4%
    Los Angeles-Long Beach                          18       1.3%     (14)    (3.7)%     32    3.0%
    Oakland                                        151      11.3%      12      2.9%     139   15.2%
    Orange County                                  136       7.0%    (151)   (24.2)%    287   21.6%

    Other Markets (2)                               71       6.9%       1      0.4%      70    8.9%
                                               -------      ----  -------    -----  -------   ----
                                                   910       8.2%     (76)    (2.2)%    986   12.8%
                                               -------      ----  -------    -----  -------   ----
Same  Store  Sales (118)                         8,319       3.1%   3,686      3.5%   4,633    2.8%
                                               =======      ====  =======    =====  =======   ====

SUPPLEMENTAL SCHEDULE X

APARTMENT INVESTMENT AND MANAGEMENT COMPANY
SAME STORE SALES
YEAR-TO-DATE 2001 VERSUS YEAR-TO-DATE 2000

                                                                             SEP 2001 YTD                 SEP 2000 YTD
                                                                      -------------------------  -------------------------
                                          SITES   UNITS       OWN      REV      EXP      NOI      REV       EXP     NOI
                                         -------  -------   -------   -------  -------  -------  -------  -------  -------
NORTHEAST
    Washington                                24   11,555      72.9%   72,174   21,677   50,497   64,548   20,618   43,930
    Baltimore                                  8    1,620      70.3%    8,870    2,739    6,131    8,282    2,681    5,601
    Philadelphia                               6    3,436      88.8%   29,086   10,904   18,182   27,576   10,264   17,312
    Middlesex-Somerset-Hunterdon               5    1,960      64.0%   10,720    3,683    7,037    9,819    3,154    6,665
    Hartford                                   2      650     100.0%    5,289    1,348    3,941    5,147    1,409    3,738

    Other Markets (7)                          8    2,080      51.3%    7,040    2,505    4,535    6,611    2,395    4,216
                                         -------  -------   -------   -------  -------  -------  -------  -------  -------
                                              53   21,301      73.2%  133,179   42,856   90,323  121,983   40,521   81,462

SOUTHEAST
    Atlanta                                   25    6,506      73.7%   30,800   11,238   19,562   30,436   11,035   19,401
    Norfolk-Virginia Beach-Newport News       13    3,548      82.9%   17,755    6,408   11,347   16,779    6,266   10,513
    Raleigh-Durham-Chapel Hill                11    3,022      93.6%   12,940    4,550    8,390   12,403    4,551    7,852
    Nashville                                 11    3,750      71.6%   14,557    5,655    8,902   14,910    5,687    9,223
    Charlotte-Gastonia-Rock Hill              11    2,336      74.1%    8,717    3,600    5,117    8,755    3,518    5,237
    Montgomery, AL                             9    2,338      65.3%    5,929    2,103    3,826    6,169    2,094    4,075
    Columbia                                   7    1,670      68.3%    6,280    2,475    3,805    5,914    2,379    3,535

    Other Markets (20)                        52   11,217      66.2%   39,545   14,837   24,708   38,426   14,352   24,074
                                         -------  -------   -------   -------  -------  -------  -------  -------  -------
                                             139   34,387      72.9%  136,523   50,866   85,657  133,792   49,882   83,910

FLORIDA
    Tampa-St. Petersburg-Clearwater           22    5,933      76.9%   24,419   10,055   14,364   23,852    9,962   13,890
    Orlando                                   18    5,161      77.8%   23,230    9,082   14,148   22,883    8,835   14,048
    Miami                                      9    3,235      82.2%   21,836    8,459   13,377   20,579    8,087   12,492
    Jacksonville                               7    2,718      76.7%   11,988    4,973    7,015   11,210    4,828    6,382
    West Palm Beach-Boca Raton                 6    1,727     100.0%   11,744    4,540    7,204   11,566    4,630    6,936
    FortLauderdale                             6    1,658      86.7%   10,256    4,034    6,222    9,601    4,065    5,536

    Other Markets (6)                         17    3,859      86.3%   19,173    7,244   11,929   18,301    7,302   10,999
                                         -------  -------   -------   -------  -------  -------  -------  -------  -------
                                              85   24,291      81.6%  122,646   48,387   74,259  117,992   47,709   70,283

MIDWEST
    Indianapolis                              29    9,122      77.4%   35,514   15,398   20,116   33,945   14,571   19,374
    Chicago                                   20    5,975      88.1%   48,262   17,972   30,290   46,292   16,331   29,961
    Lansing-East Lansing                       9    2,118      82.6%   10,635    3,825    6,810   10,304    3,959    6,345
    Cincinnati                                 9    2,173      82.8%   11,569    4,637    6,932   11,445    4,366    7,079
    Columbus                                   9    2,080      60.1%    6,372    2,530    3,842    6,521    2,508    4,013
    Grand Rapids-Muskegon-Holland              4    2,675     100.0%   14,411    6,324    8,087   13,633    5,698    7,935
    Fort Wayne                                 3    2,347      96.6%   12,133    4,769    7,364   12,654    4,874    7,780

    Other Markets (24)                        57   13,676      59.6%   44,023   18,782   25,241   43,046   17,227   25,819
                                         -------  -------   -------   -------  -------  -------  -------  -------  -------
                                             140   40,166      75.2%  182,919   74,237  108,682  177,840   69,534  108,306

TEXAS
    Houston                                   38   10,263      88.8%   47,273   21,116   26,157   45,372   19,595   25,777
    Dallas                                    21    5,700      64.4%   21,161    8,774   12,387   20,451    8,335   12,116
    San Antonio                               15    3,384     100.0%   14,642    7,165    7,477   14,875    6,966    7,909
    FortWorth-Arlington                       11    2,269      65.2%    7,663    3,625    4,038    7,322    3,415    3,907
    Austin-San Marcos                          9    1,746      83.8%    9,169    3,458    5,711    8,989    3,378    5,611

    Other Markets (11)                        28    6,127      82.2%   22,180   10,930   11,250   21,555   10,438   11,117
                                         -------  -------   -------   -------  -------  -------  -------  -------  -------
                                             122   29,489      81.9%  122,088   55,068   67,020  118,564   52,127   66,437

WEST
    Phoenix-Mesa                              32    8,089      90.4%   39,486   14,698   24,788   38,525   13,844   24,681
    Denver                                    10    2,602      70.0%   13,701    3,771    9,930   12,966    3,638    9,328
    Salt Lake City-Ogden                       6    2,115      74.2%    8,600    2,786    5,814    8,445    2,664    5,781
    Tucson                                     6    1,866     100.0%    8,676    3,445    5,231    8,602    3,040    5,562
    Las Vegas                                  4    1,253      86.0%    5,506    2,143    3,363    5,328    1,972    3,356

    Other Markets (8)                         22    3,903      66.5%   16,036    5,104   10,932   15,238    4,739   10,499
                                         -------  -------   -------   -------  -------  -------  -------  -------  -------
                                              80   19,828      81.9%   92,005   31,947   60,058   89,104   29,897   59,207

CALIFORNIA
    Riverside-San Bernardino                   7    1,154      93.9%    5,789    2,037    3,752    5,325    1,890    3,435
    San Diego                                  6    1,737      84.3%   11,556    3,383    8,173   10,393    3,384    7,009
    Los Angeles-Long Beach                     4    1,683      24.4%    4,363    1,018    3,345    4,040    1,111    2,929
    Oakland                                    4      935      55.6%    4,323    1,392    2,931    3,829    1,280    2,549
    Orange County                              2      824      91.1%    6,087    1,545    4,542    5,582    1,716    3,866

    Other Markets (2)                          3      906      28.6%    3,372      735    2,637    2,989      683    2,306
                                         -------  -------   -------   -------  -------  -------  -------  -------  -------
                                              26    7,239      62.0%   35,490   10,110   25,380   32,158   10,064   22,094
                                         -------  -------   -------   -------  -------  -------  -------  -------  -------
SAME STORE SALES (118)                       645  176,701      76.7%  824,850  313,471  511,379  791,433  299,734  491,699
                                         =======  =======   =======   =======  =======  =======  =======  =======  =======


                                             CHANGE: SEP 2001 YTD LESS SEP 2000 YTD
                                         -----------------------------------------------
                                               REV             EXP              NOI
                                         --------------   -------------   --------------
                                          AMOUNT   PCT    AMOUNT   PCT    AMOUNT    PCT
                                         ------- ------   ------  -----   ------  -----
NORTHEAST
    Washington                             7,626   11.8%   1,059    5.1%   6,567   14.9%
    Baltimore                                588    7.1%      58    2.2%     530    9.5%
    Philadelphia                           1,510    5.5%     640    6.2%     870    5.0%
    Middlesex-Somerset-Hunterdon             901    9.2%     529   16.8%     372    5.6%
    Hartford                                 142    2.8%     (61)  (4.3)%    203    5.4%

    Other Markets (7)                        429    6.5%     110    4.6%     319    7.6%
                                         ------- ------   ------  -----   ------  -----
                                          11,196    9.2%   2,335    5.8%   8,861   10.9%

SOUTHEAST
    Atlanta                                  364    1.2%     203    1.8%     161    0.8%
    Norfolk-Virginia Beach-Newport News      976    5.8%     142    2.3%     834    7.9%
    Raleigh-Durham-Chapel Hill               537    4.3%      (1)   0.0%     538    6.9%
    Nashville                               (353)  (2.4)%    (32)  (0.6)%   (321)  (3.5)%
    Charlotte-Gastonia-Rock Hill             (38)  (0.4)%     82    2.3%    (120)  (2.3)%
    Montgomery, AL                          (240)  (3.9)%      9    0.4%    (249)  (6.1)%
    Columbia                                 366    6.2%      96    4.0%     270    7.6%

    Other Markets (20)                     1,119    2.9%     485    3.4%     634    2.6%
                                         ------- ------   ------  -----   ------  -----
                                           2,731    2.0%     984    2.0%   1,747    2.1%

FLORIDA
    Tampa-St. Petersburg-Clearwater          567    2.4%      93    0.9%     474    3.4%
    Orlando                                  347    1.5%     247    2.8%     100    0.7%
    Miami                                  1,257    6.1%     372    4.6%     885    7.1%
    Jacksonville                             778    6.9%     145    3.0%     633    9.9%
    West Palm Beach-Boca Raton               178    1.5%     (90)  (1.9)%    268    3.9%
    FortLauderdale                           655    6.8%     (31)  (0.8)%    686   12.4%

    Other Markets (6)                        872    4.8%     (58)  (0.8)%    930    8.5%
                                         ------- ------   ------  -----   ------  -----
                                           4,654    3.9%     678    1.4%   3,976    5.7%

MIDWEST
    Indianapolis                           1,569    4.6%     827    5.7%     742    3.8%
    Chicago                                1,970    4.3%   1,641   10.0%     329    1.1%
    Lansing-East Lansing                     331    3.2%    (134)  (3.4)%    465    7.3%
    Cincinnati                               124    1.1%     271    6.2%    (147)  (2.1)%
    Columbus                                (149)  (2.3)%     22    0.9%    (171)  (4.3)%
    Grand Rapids-Muskegon-Holland            778    5.7%     626   11.0%     152    1.9%
    Fort Wayne                              (521)  (4.1)%   (105)  (2.2)%   (416)  (5.3)%

    Other Markets (24)                       977    2.3%   1,555    9.0%    (578)  (2.2)%
                                         ------- ------   ------  -----   ------  -----
                                           5,079    2.9%   4,703    6.8%     376    0.3%

TEXAS
    Houston                                1,901    4.2%   1,521    7.8%     380    1.5%
    Dallas                                   710    3.5%     439    5.3%     271    2.2%
    San Antonio                             (233)  (1.6)%    199    2.9%    (432)  (5.5)%
    FortWorth-Arlington                      341    4.7%     210    6.1%     131    3.4%
    Austin-San Marcos                        180    2.0%      80    2.4%     100    1.8%

    Other Markets (11)                       625    2.9%     492    4.7%     133    1.2%
                                         ------- ------   ------  -----   ------  -----
                                           3,524    3.0%   2,941    5.6%     583    0.9%

WEST
    Phoenix-Mesa                             961    2.5%     854    6.2%     107    0.4%
    Denver                                   735    5.7%     133    3.7%     602    6.5%
    Salt Lake City-Ogden                     155    1.8%     122    4.6%      33    0.6%
    Tucson                                    74    0.9%     405   13.3%    (331)  (6.0)%
    Las Vegas                                178    3.3%     171    8.7%       7    0.2%

    Other Markets (8)                        798    5.2%     365    7.7%     433    4.1%
                                         ------- ------   ------  -----   ------  -----
                                           2,901    3.3%   2,050    6.9%     851    1.4%

CALIFORNIA
    Riverside-San Bernardino                 464    8.7%     147    7.8%     317    9.2%
    San Diego                              1,163   11.2%      (1)   0.0%   1,164   16.6%
    Los Angeles-Long Beach                   323    8.0%     (93)  (8.4)%    416   14.2%
    Oakland                                  494   12.9%     112    8.8%     382   15.0%
    Orange County                            505    9.0%    (171) (10.0)%    676   17.5%

    Other Markets (2)                        383   12.8%      52    7.6%     331   14.4%
                                         ------- ------   ------  -----   ------  -----
                                           3,332   10.4%      46    0.5%   3,286   14.9%
                                         ------- ------   ------  -----   ------  -----
SAME STORE SALES (118)                    33,417    4.2%  13,737    4.6%  19,680    4.0%
                                         ======= ======   ======  =====   ======  =====